UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

Eledon Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36620	20-1000967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19800 MacArthur Blvd. Suite 250
Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 949 238-8090

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ELDN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the approval by the stockholders of Eledon Pharmaceuticals, Inc. (the “Company”) at its Annual Meeting of Stockholders held on June 18, 2026 (the “Annual Meeting”) as described in Item 5.07 below, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Authorized Share Increase Amendment”) to the Company’s Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to amend the Certificate of Incorporation to increase the number of authorized shares of common stock from 300,000,000 to 450,000,000 shares.

The foregoing description of the Authorized Share Increase Amendment is qualified in its entirety by reference to the full text thereof filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on three proposals described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2026. The results for each matter voted on by the stockholders at the Annual Meeting were as follows:

Proposal 1: The stockholders of the Company elected David-Alexandre C. Gros, M.D., Jan Hillson, M.D. and James Robinson as Class III Directors for a three-year term ending at the Annual Meeting of Stockholders to be held in 2029 and until each of their successors has been duly elected and qualified, or until their earlier death, resignation or removal. The results of the stockholders’ vote with respect to the election of the Class III Directors were as follows:

Nominee	Term Expiring	For	Withhold	Broker Non-Vote
David-Alexandre C. Gros, M.D.	2029	36,633,821	426,888	19,278,169
Jan Hillson, M.D.	2029	33,081,275	3,979,434	19,278,169
James Robinson	2029	30,916,807	6,143,902	19,278,169

Proposal 2: The stockholders of the Company approved an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 300,000,000 to 450,000,000 shares. The results of the stockholders’ vote with respect to the approved amendment were as follows:

For	Against	Abstain	Broker Non-Vote
52,305,057	3,739,735	294,086	0

Proposal 3: The stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The results of the stockholders’ vote with respect to the ratification were as follows:

For	Against	Abstain	Broker Non-Vote
56,010,539	252,240	76,099	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation, as amended, of Eledon Pharmaceuticals, Inc., effective June 22, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eledon Pharmaceuticals

Date:	June 22, 2026	By:	/s/ David-Alexandre C. Gros, M.D.
Name: David-Alexandre C. Gros. M.D. Title: Chief Executive Officer